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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       APRIL 30, 2001
                                                 ------------------------------

                           PAUL-SON GAMING CORPORATION
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

           0-23588                                    88-0310433
----------------------------------         ------------------------------------
    (Commission File Number)                (IRS Employee Identification No.)

1700 S. INDUSTRIAL ROAD, LAS VEGAS, NEVADA              89102
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code      (702) 384-2425
                                                   -----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On April 30, 2001, Paul-Son Gaming Corporation, a Nevada corporation ("Paul-Son"), made a demand on Etablissements Bourgogne et Grasset SA ("Bourgogne et Grasset") and The Bud Jones Company, Inc. ("Bud Jones") for a termination fee pursuant to the letter of intent relating to a proposed combination among the parties. The letter of intent, as amended, provides that in the event Bourgogne et Grasset or Bud Jones fail to execute a definitive agreement by April 30, 2001 for any reason, Bourgogne et Grasset and Bud Jones, jointly and severally, shall pay to Paul-Son a $1.0 million termination fee.

         For additional information concerning the foregoing, reference is made to Paul-Son's press release dated April 30, 2001, a copy of which is attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Exhibits.

             99.1  Text of Press Release dated April 30, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             PAUL-SON GAMING CORPORATION
                                             (Registrant)



Date: May 2, 2001            By: /s/ ERIC P. ENDY
                                 -----------------------------------------------
                                 Eric P. Endy
                                 Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer


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                                  EXHIBIT INDEX



EXHIBIT                                                                   PAGE
NUMBER                       DESCRIPTION                                 NUMBER
-------                      -----------                                 ------

99.1             Text of Press Release, dated April 30, 2001.               5


                                       4